Portillo's®

First Quarter Earnings Supplemental
May 6, 2025


Portillo's®
HOT DOGS · BEEF · BURGERS · SALADS
Portillo's
HOT DOGS

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that we may not predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements, and you should not unduly rely on these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

- risks related to or arising from our organizational structure;
- risks of food-borne illness and food safety and other health concerns about our food;
- risks relating to the economy and financial markets, including in relation to trade policy changes and other macroeconomic uncertainty, including inflation, fluctuating interest rates, stock market volatility, recession concerns, and other factors;
- the impact of unionization activities of our Team Members on our reputation, operations and profitability;
- risks associated with our reliance on certain information technology systems, including our new enterprise resource planning system, and potential failures or interruptions;
- risks associated with data, privacy, cyber security and the use and implementation of information technology systems, including our digital ordering and payment platforms for our delivery business;
- risks associated with increased adoption, implementation and use of artificial intelligence technologies across our business;
- the impact of competition, including from our competitors in the restaurant industry or our own restaurants;
- the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees;
- the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, labor and employment matters, costs or ability to open new restaurants, or sale of food and alcoholic beverages;
- inability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline;
- the impact of consumer sentiment and other economic factors on our sales;
- increases in food and other operating costs, tariffs and import taxes, and supply shortages; and
- other risks identified in our filings with the Securities and Exchange Commission (the "SEC").

All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K, filed with the SEC. All of the Company's filings are available on the SEC's website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

This presentation includes certain non-GAAP measures as defined under SEC rules, including Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Reconciliations and definitions are included in the Appendix to this presentation.

Q1 2025 PERFORMANCE

REVENUE

6.4%
Q1 Total Revenue Growth

$176.4 million
Q1 Total revenue

CHANGE IN SAME RESTAURANT SALES [1]



1.8%
Q1 SRS Growth

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
	(1.2%)	(0.6%)	(0.9%)	0.4%	1.8%
2 year comp stack[3]	7.8%	5.2%	2.9%	4.8%	0.7%

PROFITABILITY

$10.4 million
Q1 Operating Income

$4.0 million
Q1 Net Income

$36.7 million
Q1 Restaurant-Level Adjusted EBITDA[2]

$21.2 million
Q1 Adjusted EBITDA[2]

(1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity.
(2) See appendix for a reconciliation to the most directly comparable GAAP financial measure.
(3) A geometric comparable sales measure is used to determine the compounding effect of an earlier period's year over year comparable sales percentage on the subsequent period's year over year comparable sales percentage.

2025 DEVELOPMENT EXPECTATIONS - 12 NEW RESTAURANTS

2025	Q1	Q2	Q3	Q4
	0	1	5-6	5-6



- All expected to be in Sunbelt except 1 in Illinois
- Majority expected to be in Texas (Dallas, Houston, and entering the San Antonio market)
- Entering the Atlanta, Georgia market
- All expected to be ROTF[(1)], except 1 pick-up only and our first in-line, walk-up restaurant

(1) Indicates Restaurant of the Future, our 6,250 square foot prototype restaurant with a 47-foot production line that is more efficient to build and also better reflects the way consumers interact with our brand today.

FISCAL 2025 FINANCIAL TARGETS

Unit Growth	12 new units
Same-Restaurant Sales	1% to 3%
Revenue Growth	10% to 12%
Commodity Inflation	3% to 5%
Labor Inflation	3% to 4%
Restaurant-Level Adjusted EBITDA Margin[(1)]	22.5% to 23%
General & Administrative Expenses	\$80 - \$82 million
Pre-Opening Expenses	\$11 - \$12 million
Adjusted EBITDA Growth[(1)]	5% to 8%
Capital Expenditures	\$97 - \$100 million


LOCAL
LEGEND


SEASONAL
SIPPER


TOP DOG

(1) We are unable to reconcile the financial target for adjusted EBITDA growth and restaurant-level adjusted EBITDA margin, to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

LONG-TERM GROWTH ALGORITHM

ANNUAL UNIT GROWTH
12% to 15%

SAME RESTAURANT SALES
Low single digits

REVENUE GROWTH
Mid teens

ADJ. EBITDA GROWTH[(1)]
Low teens


HOT DOGS

(1) We are unable to reconcile the financial target for adjusted EBITDA growth to net income/loss, to the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

STRATEGIC PILLARS



Portillo's
CULTURE WINS
RUN WORLD CLASS OPERATIONS
Create Lifelong Memories
Fast Meets Future
Accuracy with a Smile, Recovery with Heart
Optimize NRO Process
INNOVATE & AMPLIFY THE PORTILLO'S EXPERIENCE
New Market Awareness
Loyalty-Driven Value
Expand Guest Base via Digital Engagement
Purposeful Menu Innovation
RESTAURANTS WITH INDUSTRY-LEADING RETURNS
Smarter Spaces, Optimized Investments
Maximize Unit Economics
Scale Quickly
Standardize Processes
TAKE GREAT CARE OF OUR TEAMS
Meaningful Work Environment
Igniting Talent & Careers
Total Rewards that Matter
Enhanced Digital Workplace Experience

FINANCIAL PROFILE

TOTAL REVENUE

($ in millions)



$680
$711
$721
2023
2024
LTM Q1 2025

OPERATING INCOME

($ in millions)



$55
$58
$58
2023
2024
LTM Q1 2025

NET INCOME

($ in millions)



$25
$35
$34
2023
2024
LTM Q1 2025

SAME RESTAURANT SALES [(1)]



5.7%
(0.6)%
0.1%
2023
2024
LTM Q1 2025

RESTAURANT-LEVEL ADJ. EBITDA (Margin) [(2)]

($ in millions)



$165
$168
$168
24.3%
23.7%
23.4%
2023
2024
LTM Q1 2025

ADJ. EBITDA (Margin) [(2)]

($ in millions)



$102
$105
$104
15.0%
14.7%
14.4%
2023
2024
LTM Q1 2025

Portillo's

(1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. For fiscal 2024, same-restaurant sales compares the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023. For fiscal 2023, same-restaurant sales compares the 53 weeks from December 26, 2022 through December 31, 2023, to the 53 weeks from December 27, 2021 through January 1, 2023.

(2) See appendix for a reconciliation to the most comparable GAAP financial measure.

Note: We use a 52- or 53-week fiscal year ending on the Sunday prior to December 31. Fiscal 2025 and fiscal 2024 consist of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days.



Portillo's®

APPENDIX

STATEMENT OF OPERATIONS

	Quarter Ended					
	March 30, 2025			March 31, 2024		
REVENUES, NET	$	176,437	100.0 %	$	165,831	100.0 %
COST AND EXPENSES:						
Restaurant operating expenses:						
Food, beverage and packaging costs		61,102	34.6 %		56,961	34.3 %
Labor		46,868	26.6 %		43,302	26.1 %
Occupancy		10,021	5.7 %		9,340	5.6 %
Other operating expenses		21,790	12.4 %		19,857	12.0 %
Total restaurant operating expenses		139,781	79.2 %		129,460	78.1 %
General and administrative expenses		18,903	10.7 %		18,540	11.2 %
Pre-opening expenses		508	0.3 %		1,423	0.9 %
Depreciation and amortization		7,040	4.0 %		6,944	4.2 %
Net income attributable to equity method investment		(164)	(0.1)%		(205)	(0.1)%
Other income, net		(12)	— %		(428)	(0.3)%
OPERATING INCOME		10,381	5.9 %		10,097	6.1 %
Interest expense		5,749	3.3 %		6,530	3.9 %
Interest income		(71)	— %		(79)	— %
Tax Receivable Agreement liability adjustment		(647)	(0.4)%		(561)	(0.3)%
INCOME BEFORE INCOME TAXES		5,350	3.0 %		4,207	2.5 %
Income tax expense (benefit)		1,360	0.8 %		(1,137)	(0.7)%
NET INCOME		3,990	2.3 %		5,344	3.2 %
Net income attributable to non-controlling interests		677	0.4 %		782	0.5 %
NET INCOME ATTRIBUTABLE TO PORTILLO'S INC.	$	3,313	1.9 %	$	4,562	2.8 %
Income per common share attributable to Portillo's Inc.:						
Basic	$	0.05		$	0.08	
Diluted	$	0.05		$	0.08	
Weighted-average common shares outstanding:						
Basic		63,837,940			57,437,782	
Diluted		66,468,491			60,493,958	


FIRST
BITE


FREQUENT
FEASTER

REVENUE SUMMARY - Q1 2025

	Quarter Ended			
	March 30, 2025	March 31, 2024	$ Change	% Change
Same-restaurant sales (74 restaurants) [1]	$147,080	$144,441	2,639	1.8 %
Restaurants not yet in comparable base opened in fiscal 2024 (10 restaurants) [1]	11,939	579	11,360	1,962.0 %
Restaurants not yet in comparable base opened in fiscal 2023 (9 restaurants) [1]	14,340	17,814	(3,474)	(19.5)%
Other [2]	3,078	2,997	81	2.7 %
Revenues, net	$ 176,437	$ 165,831	$ 10,606	6.4 %

[1] Total restaurants indicated are as of March 30, 2025. Excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity.
[2] Includes revenue from direct shipping sales and non-traditional locations.

Number of restaurants entering the comp base by quarter in 2025:
- Q1 - 3 restaurants
- Q2 - 1 restaurant
- Q3 - 2 restaurants
- Q4 - 3 restaurants

SELECTED OPERATING DATA

	Quarter Ended	
	March 30, 2025	March 31, 2024
Total Restaurants (a)	94	85
AUV (in millions) (a)	$ 8.7	$ 9.0
Change in same-restaurant sales (b)(c)	1.8 %	(1.2)%
Adjusted EBITDA (in thousands) (b)	$ 21,209	$ 21,777
Adjusted EBITDA Margin (b)	12.0 %	13.1 %
Restaurant-Level Adjusted EBITDA (in thousands) (b)	$ 36,656	$ 36,371
Restaurant-Level Adjusted EBITDA Margin (b)	20.8 %	21.9 %

(a) Includes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity. Total restaurants indicated are as of March 30, 2025.
(b) Excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity.
(c) For the quarter ended March 31, 2024, same-restaurant sales compares the 13 weeks from January 1, 2024 through March 31, 2024 to the 13 weeks from January 2, 2023 through April 2, 2023.


Portillo's

ADJUSTED EBITDA DEFINITIONS

Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense, interest income and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure, to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues, net. We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management's performance when determining incentive compensation.

We are unable to reconcile the long-term outlook for Adjusted EBITDA to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

How These Measures Are Useful

We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP.



ADJUSTED EBITDA RECONCILIATION

	Quarter Ended	
	March 30, 2025	March 31, 2024
Net income	$ 3,990	$ 5,344
Net income margin	2.3 %	3.2 %
Depreciation and amortization	7,040	6,944
Interest expense	5,749	6,530
Interest income	(71)	(79)
Income tax expense (benefit)	1,360	(1,137)
EBITDA	18,068	17,602
Deferred rent (1)	1,376	1,170
Equity-based compensation	1,950	2,827
Cloud-based software implementation costs (2)	183	125
Amortization of cloud-based software implementation costs (3)	218	–
Other loss (4)	61	75
Transaction-related fees & expenses (5)	–	539
Tax Receivable Agreement liability adjustment (6)	(647)	(561)
Adjusted EBITDA	$ 21,209	$ 21,777
Adjusted EBITDA Margin (7)	12.0 %	13.1 %



(1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term.
(2) Represents non-capitalized third party consulting and software licensing costs incurred in connection with the implementation of a new enterprise resource planning ("ERP") and human capital management ("HCM") systems which are included within general and administrative expenses.
(3) Represents amortization of capitalized cloud-based ERP system implementation costs that are included within general and administrative expenses.
(4) Represents loss on disposal of property and equipment included within other income, net.
(5) Represents certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees included within general and administrative expenses.
(6) Represents remeasurement of the Tax Receivable Agreement liability.
(7) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net.

ADJUSTED EBITDA RECONCILIATION

	LTM	Fiscal Years Ended	
	March 30, 2025	December 29, 2024	December 31, 2023
Net income	$ 33,722	$ 35,076	$ 24,818
Net income margin	4.7 %	4.9 %	3.7 %
Depreciation and amortization	27,393	27,297	24,313
Interest expense	24,835	25,616	27,470
Interest income	(301)	(309)	(212)
Loss on debt extinguishment	–	–	3,465
Income tax expense	9,296	6,799	3,248
EBITDA	94,945	94,479	83,102
Deferred rent (1)	5,461	5,255	5,096
Equity-based compensation	10,274	11,151	15,542
Cloud-based software implementation costs (2)	737	679	401
Amortization of cloud-based software implementation costs (3)	804	586	–
Other loss (4)	1,170	1,184	590
Transaction-related fees & expenses (5)	36	575	900
Tax Receivable Agreement liability adjustment (6)	(9,235)	(9,149)	(3,349)
Adjusted EBITDA	$ 104,192	$ 104,760	$ 102,282
Adjusted EBITDA Margin (7)	14.4 %	14.7 %	15.0 %

(1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term.
(2) Represents non-capitalized third party consulting and software licensing costs incurred in connection with the implementation of a new ERP and HCM systems which are included within general and administrative expenses.
(3) Represents amortization of capitalized cloud-based ERP system implementation costs that are included within general and administrative expenses.
(4) Represents loss on disposal of property and equipment included within other income, net.
(5) Represents certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees included within general and administrative expenses.
(6) Represents remeasurement of the Tax Receivable Agreement liability.
(7) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net.

Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days.

RESTAURANT-LEVEL ADJUSTED EBITDA DEFINITIONS

Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin

Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include food, beverage and packaging costs, labor expenses, occupancy expenses and other operating expenses. Restaurant-Level Adjusted EBITDA excludes corporate level expenses, pre-opening expenses and depreciation and amortization on restaurant property and equipment. Restaurant-Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenues, net.

How These Measures Are Useful

We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate. Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin have limitations as analytical tools and should not be considered as a substitute for analysis of our results as reported under GAAP.

Limitations of the Usefulness of This Measure

Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not required by, nor presented in accordance with GAAP. Rather, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are supplemental measures of operating performance of our restaurants. You should be aware that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not indicative of overall results for the Company, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, our calculations thereof may not be comparable to similar measures reported by other companies.



RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION

	Quarter Ended	
	March 30, 2025	March 31, 2024
Operating income	$ 10,381	$ 10,097
Operating income margin	5.9 %	6.1 %
General and administrative expenses	18,903	18,540
Pre-opening expenses	508	1,423
Depreciation and amortization	7,040	6,944
Net income attributable to equity method investment	(164)	(205)
Other income, net	(12)	(428)
Restaurant-Level Adjusted EBITDA	$ 36,656	$ 36,371
Restaurant-Level Adjusted EBITDA Margin	20.8 %	21.9 %


Portillo's®
HOT DOGS BEEF BURGERS SALADS

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION

	LTM		Fiscal Years Ended			
		March 30, 2025		December 29, 2024		December 31, 2023
Operating income	$	58,317	$	58,033	$	55,440
Operating income margin		8.1 %		8.2 %		8.2 %
General and administrative expenses		75,452		75,089		78,835
Pre-opening expenses		8,321		9,236		9,019
Depreciation and amortization		27,393		27,297		24,313
Net income attributable to equity method investment		(1,188)		(1,229)		(1,401)
Other loss (income), net		104		(312)		(1,035)
Restaurant-Level Adjusted EBITDA	$	168,399	$	168,114	$	165,171
Restaurant-Level Adjusted EBITDA Margin		23.4 %		23.7 %		24.3 %

Portillo's

Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days.

CONTACT INFORMATION


At Portillo's, we relish the opportunity to create lifelong memories by igniting the senses with unrivaled food and experiences.

Investor Contact:

investors@portillos.com

Media Contact:

ICR, Inc.
portillosPR@icrinc.com